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                                                                   Exhibit 10.30

                                FIRST AMENDMENT
                                       TO
                      STOCK PLEDGE AND SECURITY AGREEMENTS


     THIS FIRST AMENDMENT TO STOCK PLEDGE AND SECURITY AGREEMENTS is made this _____ day of April, 1996 by FPM BEHAVIORAL HEALTH, INC., a Delaware corporation (hereinafter "FPM"), FLORIDA PSYCHIATRIC MANAGEMENT, INC., a Florida corporation (hereinafter "Florida Psychiatric"), and FPMBH CLINICAL SERVICES, INC., a Delaware corporation (hereinafter "FPMBH") (hereinafter collectively "Pledgors") and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association organized and existing under the laws of the United States of America (hereinafter "Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender is the owner and holder of (i) that certain Term Note from FPM to Lender dated April 28, 1995 in the original principal amount of ONE MILLION SIX HUNDRED SIXTY-SEVEN THOUSAND AND NO/100 DOLLARS ($1,667,000.00) (the "Term Note") and (ii) that certain Line of Credit Promissory from FPM to Lender dated April 28, 1995 in the face amount of FOUR MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($4,200,000.00) (the "Line of Credit Note"); and

     WHEREAS, the Line of Credit Note has been renewed, amended, restated and split into two (2) Promissory Notes (together the "Renewal Notes") described as follows: (a) that certain Amended, Restated and Renewal Note made by FPM in favor of Lender of even date herewith in the face amount of $1,500,000.00, having a current outstanding principal balance of $971,918.67, and (b) that certain Amended, Restated and Renewal Term Promissory Note made by FPM in favor of Lender of even date herewith in the face amount and with a current outstanding principal balance of $100,000.00; and

     WHEREAS, the Term Note and the Line of Credit Note, as amended, restated, renewed and split into the Renewal Notes, are secured by that certain Loan and Security Agreement between FPM and Lender dated April 6, 1995, as amended of even date herewith (the "Loan Agreement"); and

     WHEREAS, the Term Note and the Line of Credit Note are further secured by a pledge of certain stock as evidenced by: (a) those certain separate Stock Pledge and Security Agreements dated April 28, 1995 made by each Pledgor in favor of Lender, (b) that certain Stock Pledge and Security Agreement dated June 19, 1995 made by FPM in favor of Lender with respect to the pledge of the stock of FPM of Ohio, Inc., and (c) that certain Collateral Assignment of Joint Venture/Partnership Interest and Security Agreement made by FPM in favor of Lender dated June 19, 1995 with respect to the pledge of a 50% venture interest in Green Spring Behavioral Health of
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Florida Co., a Florida joint venture/partnership) (hereinafter collectively the
"Pledge Agreements"); and

     WHEREAS, FPM has requested that in connection with the modification of the Line of Credit Note and Loan Agreement Lender provide FPM an additional line of credit in the amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) which is to be evidenced by an Overline Line of Credit Note in such amount from FPM to Lender of even date herewith (the "Overline Note"); and

     WHEREAS, Lender has agreed to modify the Line of Credit Note and Loan Agreement and to provide a new line of credit to FPM in the amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) provided that Pledgors acknowledge their continuing obligations pursuant to the Pledge Agreements notwithstanding any such modifications, and provided that Pledgors amend the Pledge Agreements to provide that they also secure FPM's payment and performance of its obligations under the Overline Note; and

     WHEREAS, Pledgors wish to acknowledge their continuing obligations pursuant to the Pledge Agreements notwithstanding any such modifications and wish to amend the Pledge Agreements to secure FPM's payment and performance of its obligations under the Overline Note; and

     NOW THEREFORE, in consideration of the foregoing, Pledgors hereby covenant and agree as follows:

     1.   AMENDMENT TO PLEDGE AGREEMENT.  Each Pledgor hereby amends its
          -----------------------------
respective Pledge Agreement such that the term "Notes" as used in the Pledge Agreements shall, from and after the date hereof be deemed to mean, and the Pledge Agreements shall be deemed to secure FPM's payment of, the Term Note and the Line of Credit Note, as amended, restated, renewed and split concurrently herewith into the Renewal Notes, and the Overline Note.

     2.   ACKNOWLEDGMENT OF CONTINUING PLEDGE.  Each Pledgor hereby acknowledges
          -----------------------------------
its continuing obligations pursuant to its Pledge Agreement and agrees that its Pledge Agreement shall remain in full force and effect notwithstanding the modifications described above and effected by the documents described herein.

     3.   REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.  In order to induce
          -----------------------------------------------
Lender to provide the line of credit evidenced by the Overline Note and to make the modifications to the Loan Agreement and other documents described herein, Pledgors hereby reaffirm as of the date hereof all of the representations and warranties made by Pledgors under the Pledge Agreements.

     4.   MISCELLANEOUS.  Except for the changes and modifications effected
          -------------
hereby, it is expressly agreed that the Pledge Agreements shall remain in full force and effect in strict accordance with their terms. This First Amendment shall be binding upon and shall inure to the

                                       2
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benefit of, the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Stock Pledge and Security Agreements as of the day and year first above written.

                                         FIRST UNION NATIONAL BANK OF
                                         FLORIDA, a national banking association


                                         By:
- -----------------------------------         ------------------------------------
Name:                                       Lisa Simington, Vice President
     ------------------------------


- -----------------------------------
Name:
     ------------------------------

                                         FPM BEHAVIORAL HEALTH, INC., a
                                         Delaware corporation


                                         By:
- -----------------------------------         ------------------------------------
Name:                                       Warwick D. Syphers,
     ------------------------------         Executive Vice President


- -----------------------------------
Name:
     ------------------------------



                                         FLORIDA PSYCHIATRIC
                                         MANAGEMENT, INC., a Florida
                                         corporation


                                         By:
- -----------------------------------         ------------------------------------
Name:                                       Warwick D. Syphers,
     ------------------------------         Executive Vice President


- -----------------------------------
Name:
     ------------------------------

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                                       4

                                         FPMBH CLINICAL SERVICES, INC., a
                                         Delaware corporation


                                         By:
- -----------------------------------         ------------------------------------
Name:                                       Warwick D. Syphers,
     ------------------------------         Executive Vice President


- -----------------------------------
Name:
     ------------------------------


STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing instrument was acknowledged before me on April _____, 1996 by Lisa Simington as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank. She is personally known to me or produced _______________________________________ as identification and did not take an oath.



                                        ----------------------------------------
                                        NOTARY SIGNATURE


                                        ----------------------------------------
                                        PRINTED NOTARY SIGNATURE
                                        Notary Public, State of Florida
                                        Commission Number:______________________
                                        My Commission Expires:__________________



STATE OF
         --------------------
COUNTY OF
          -------------------

     The foregoing instrument was acknowledged before me on April _____, 1996 by Warwick D. Syphers as Executive Vice President of FPM BEHAVIORAL HEALTH, INC., a Delaware corporation on behalf of the corporation. He is personally known to me or produced _______________________________________ as identification and did not take an oath.



                                        ----------------------------------------
                                        NOTARY SIGNATURE


                                        ----------------------------------------
                                        PRINTED NOTARY SIGNATURE
                                        Notary Public, State of _____________
                                        Commission Number:______________________
                                        My Commission Expires:__________________

STATE OF
         --------------------
COUNTY OF
          -------------------

     The foregoing instrument was acknowledged before me on April _____, 1996 by Warwick D. Syphers as Executive Vice President of FLORIDA PSYCHIATRIC MANAGEMENT, INC., a Florida corporation on behalf of the corporation. He is personally known to me or produced ___________________________________ as identification and did not take an oath.



                                        ----------------------------------------
                                        NOTARY SIGNATURE


                                        ----------------------------------------
                                        PRINTED NOTARY SIGNATURE
                                        Notary Public, State of _____________
                                        Commission Number:______________________
                                        My Commission Expires:__________________


STATE OF
         --------------------
COUNTY OF
          -------------------

     The foregoing instrument was acknowledged before me on April _____, 1996 by Warwick D. Syphers as Executive Vice President of FPMBH CLINICAL SERVICES, INC., a Delaware corporation on behalf of the corporation. He is personally known to me or produced _________________________________________ as identification and did not take an oath.



                                        ----------------------------------------
                                        NOTARY SIGNATURE


                                        ----------------------------------------
                                        PRINTED NOTARY SIGNATURE
                                        Notary Public, State of _____________
                                        Commission Number:______________________
                                        My Commission Expires:__________________

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